EXHIBIT B-4

                FORM OF TAX ALLOCATION AGREEMENT

                       AMENDMENT NO. 3 TO
                    TAX ALLOCATION AGREEMENT



                         By and Between


                      ALLEGHENY ENERGY, INC.

                      and its Subsidiaries



          Amending the Agreement dated as of  December 1, 1994


          AMENDMENT NO. 3 dated as of ___________, 1999, among ALLEGHENY ENERGY, INC. (hereinafter called the "Parent Company") and the direct and indirect subsidiaries of the Parent Company (hereinafter called the "Subsidiary Companies"), collectively referred to hereinafter as "the parties hereto".

          WHEREAS,  the  Parent Company and the Subsidiaries  are
     parties  to  an  agreement dated as  of   December  1,  1994
     concerning  their  federal income tax allocation  (the  "Tax
     Allocation Agreement"); and

          WHEREAS, new subsidiary companies have been formed and are joining in the consolidated group for federal income tax purposes;

          NOW THEREFORE, the parties hereto hereby mutually agree that:

          1. West Penn Funding Corp., West Penn Funding, LLC, Allegheny Energy Supply Company, LLC, West Penn Transferring Agent, LLC, Allegheny Enterprises, LLC, and Allegheny Energy Unit 1 and Unit 2, LLC are included as parties to the Tax Allocation Agreement as of the date hereof.

          2. With the addition of the subsidiaries above-named, the Agreement dated as of December 1, 1994 remains in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed.

                                   ALLEGHENY GENERATING COMPANY


                                   By
                                   A. J. Noia
                                   President

                                   ALLEGHENY PITTSBURGH COAL COMPANY


                                   By
                                   J. D. Latimer
                                   Vice President



                                   ALLEGHENY ENERGY SERVICE
                                   CORPORATION (f/k/a Allegheny Power
                                   Service Corporation)

                                   By
                                   A. J. Noia
                                   President


                                   ALLEGHENY ENERGY, INC.
                                   (f/k/a Allegheny Power System, Inc.)

                                   By
                                   A. J. Noia
                                   President


                                   ALLEGHENY VENTURES, INC.
                                   (f/k/a AYP Capital, Inc.)


                                   By
                                   A. J. Noia
                                   President


                                   MONONGAHELA POWER COMPANY


                                   By
                                   J. D. Latimer
                                   Vice President


                                   THE POTOMAC EDISON COMPANY


                                   By
                                   J. D. Latimer
                                   Vice President

                                   WEST PENN POWER COMPANY


                                   By
                                   J. D. Latimer
                                   Vice President


                                   WEST PENN WEST VIRGINIA WATER
                                   POWER COMPANY


                                   By
                                   J. D. Latimer
                                   Vice President


                                   WEST VIRGINIA POWER AND
                                   TRANSMISSION COMPANY


                                   By
                                   A. J. Noia
                                   President


                                   ALLEGHENY COMMUNICATIONS
                                   CONNECT, INC.


                                   By
                                   A. J. Noia
                                   President


                                   AYP ENERGY, INC.


                                   By
                                   A. J. Noia
                                   President


                                   ALLEGHENY ENERGY SOLUTIONS, INC.


                                   By
                                   President or Vice President

                                   WEST PENN FUNDING CORP.


                                   By
                                   President or Vice President



                                   WEST PENN FUNDING, LLC


                                   By
                                   President or Vice President


                                   ALLEGHENY ENERGY SUPPLY COMPANY, LLC


                                   By
                                   President or Vice President


                                   WEST PENN TRANSFERRING AGENT, LLC


                                   By
                                   President or Vice President


                                   ALLEGHENY ENTERPRISES, LLC


                                   By
                                   President or Vice President


                                   ALLEGHENY ENERGY UNIT 1 AND
                                   UNIT 2, LLC


                                   By
                                   President or Vice President